UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 28, 2011

Live Nation Entertainment, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2011, Live Nation Entertainment, Inc.’s ("Live Nation") Board of Directors (the "Board") elected James L. Dolan as a member of the Board. Mr. Dolan has not been appointed to any Board committees, nor is he expected to be so appointed at this time.

Mr. Dolan is currently President and Chief Executive Officer and a director of Cablevision Systems Corporation ("Cablevision"), Executive Chairman and a director of The Madison Square Garden Company ("MSG") and a director of AMC Networks Inc. ("AMC"). In order to attract and retain Mr. Dolan as a member of the Board, and in light of Mr. Dolan’s ongoing services to Cablevision, MSG and AMC, the Board has, in accordance with Delaware law, adopted resolutions which renounce and provide for a waiver of the corporate opportunity doctrine as it relates to Mr. Dolan. As a result, Mr. Dolan will have no fiduciary duty to present corporate opportunities to Live Nation except in limited circumstances. The Board has also waived, subject to certain exceptions, any duty on the part of Mr. Dolan to refrain from competing with, investing in competitors of, or negotiating on behalf of other entities against, Live Nation.

There is no arrangement or understanding between Mr. Dolan and any other person pursuant to which Mr. Dolan was elected as a director. There are no transactions in which Mr. Dolan has an interest requiring disclosure under Item 404(a) of Regulation S−K. In connection with his appointment to the Board, on June 28, 2011, Mr. Dolan and Live Nation entered into Live Nation’s form indemnification agreement for directors, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

June 30, 2011	By:	Brian Capo

Name: Brian Capo
Title: Senior Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.23 of the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009).